Computational Materials
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                             UACSC 1998-C Auto Trust

$ 49,800,000.00  [____]% Class A-1 Money Market Automobile
                         Receivable Backed Certificates
$110,900,000.00 [____]% Class A-2 Automobile Receivable Backed Certificates $ 74,675,000.00 [____]% Class A-3 Automobile Receivable Backed Certificates $ 72,575,000.00 [____]% Class A-4 Automobile Receivable Backed Certificates $ 43,429,110.20 [____]% Class A-5 Automobile Receivable Backed Certificates


                         UAC Securitization Corporation
                                    Depositor

                          Union Acceptance Corporation
                                    Servicer

         Neither the Trust, the Depositor, the Underwriters (all as defined below) nor any of their respective affiliates make any representation as to the accuracy or completeness of the information herein. The information contained in the attached materials is referred to as the "Information." The Information is preliminary, and will be superseded by the applicable Offering Documents (as defined below) and by any other information subsequently filed with the Securities and Exchange Commission. The Information addresses only certain aspects of the characteristics of the applicable securities and thus does not provide a complete assessment of the characteristics. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached Term Sheet is not intended to be a prospectus and any investment decision with respect to the securities should be made by you based solely upon all of the information contained in the final prospectus of the UACSC Auto Trusts, as supplemented by a final prospectus supplement relating to the securities. Such prospectus and prospectus supplement are referred to collectively herein as the "Offering Documents." Under no circumstances shall the Information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of the Offering Documents relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. Offering Documents may be obtained by contacting the NationsBanc Montgomery Securities LLC Syndicate Desk at (704) 386-9690 or the Bear, Stearns & Co. Inc. Syndicate Desk at (212) 272-4955.

         The  attached  Term  Sheet  has  been  prepared  by  Union   Acceptance
Corporation. Neither NationsBanc Montgomery Securities LLC ("NationsBanc Montgomery") nor Bear, Stearns & Co. Inc. ("Bear Stearns" and together with NationsBanc Montgomery, the "Underwriters") nor any of their respective affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable Offering Documents and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information addresses only certain aspects of the characteristics of the applicable securities and thus does not provide a complete assessment of the characteristics. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure, Trust property and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including a form of prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the Offering Documents relating to the securities discussed in this communication have not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the Offering Documents relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. Any investment decision should be based only on the data in the Offering Documents. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Offering Documents may be obtained by contacting the NationsBanc Montgomery Syndicate Desk at (704) 386-9690 or the Bear Stearns Syndicate Desk at (212) 272-4955.

                             UACSC 1998-C Auto Trust
                    UAC Securitization Corporation, Depositor

                     Union Acceptance Corporation, Servicer

                               Subject to Revision

                       Term Sheet dated September 8, 1998

Issuer..................................  UACSC 1998-C Auto Trust (the "Trust").

Depositor.................................UAC  Securitization  Corporation  (the
                                          "Depositor").

Servicer .................................Union  Acceptance  Corporation (in its
                                          capacity as servicer,  the "Servicer,"
                                          otherwise "UAC").

Trustee  .................................Harris Trust and Savings Bank.

Underwriters..............................NationsBanc  Montgomery Securities LLC
                                          (Lead)  and Bear,  Stearns & Co.  Inc.
                                          (Co).

The Certificates  ........................The  Trust  will be  formed  and  will issue  the  Certificates  on or  about
                                          September   17,  1998  (the   "Closing
                                          Date")   pursuant  to  a  pooling  and
                                          servicing  agreement (the "Pooling and
                                          Servicing       Agreement").       The
                                          "Certificates"  will  consist  of: (i)
                                          _____%    Class   A-1   Money   Market
                                          Automobile      Receivable      Backed
                                          Certificates    in    the    aggregate
                                          principal  amount  of   $49,800,000.00
                                          (the "Class A-1  Certificates");  (ii)
                                          _____% Class A-2 Automobile Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of  $110,900,000.00
                                          (the "Class A-2 Certificates");  (iii)
                                          _____% Class A-3 Automobile Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of   $74,675,000.00
                                          (the "Class A-3  Certificates");  (iv)
                                          _____% Class A-4 Automobile Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of   $72,575,000.00
                                          (the  "Class A-4  Certificates");  (v)
                                          _____% Class A-5 Automobile Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of   $43,429,110.20
                                          (the  "Class  A-5   Certificates"  and
                                          together    with   the    Class    A-1
                                          Certificates,     the     Class    A-2
                                          Certificates,     the     Class    A-3
                                          Certificates   and   the   Class   A-4
                                          Certificates,     the     "Class     A
                                          Certificates")  and (vi) the  Class IC
                                          Automobile      Receivable      Backed
                                          Certificate     (the     "Class     IC
                                          Certificate").     The     Class    IC
                                          Certificate  will  be  issued  to  the
                                          Depositor  on the Closing  Date and is
                                          not being offered hereby.

                                          Each   of   the   Certificates    will
                                          represent   a   fractional   undivided
                                          interest  in  the  Trust.   The  Trust
                                          assets  will  include a pool of simple
                                          and precomputed  interest  installment
                                          sale and  installment  loan  contracts
                                          originated  in  various  states in the
                                          United  States of America,  secured by
                                          new and used automobiles, light trucks
                                          and vans (the "Receivables"),  certain
                                          monies due  thereunder as of and after
                                          August 31, 1998 (the  "Cutoff  Date"),
                                          security   interests  in  the  related
                                          vehicles    financed    thereby   (the
                                          "Financed   Vehicles"),    monies   on
                                          deposit in the account  into which all
                                          payments   made  in   respect  of  the
                                          Receivables  will  be  deposited  (the
                                          "Certificate    Account")    and   the
                                          proceeds  thereof,  any proceeds  from
                                          claims on certain  insurance  policies
                                          relating to the  Financed  Vehicles or
                                          the   related   obligors   (each,   an
                                          "Obligor"),    any   lender's   single
                                          interest  insurance policy, the Spread
                                          Account  (as  defined  herein) for the
                                          benefit     of     the     Class     A
                                          Certificateholders  (as defined below)
                                          and the Insurer  (as  defined  below),
                                          the Policy (as defined  below) for the
                                          benefit     of     the     Class     A
                                          Certificateholders  and certain rights
                                          under  the   Pooling   and   Servicing
                                          Agreement.  Interest paid to the Class
                                          A  Certificateholders   on  the  first
                                          Distribution  Date will be based  upon
                                          the amount of interest  accruing  from
                                          the  Closing   Date  through  the  day
                                          before the first Distribution Date and
                                          therefore  may  include  more  or less
                                          than a full month's interest.

The Class A Certificates  ................Interest.     Interest     will     be
                                          distributable  on the eighth  calendar
                                          day of each  month  or, if such day is
                                          not  a  business  day,  on  the  first
                                          business  day   thereafter   (each,  a
                                          "Distribution Date") beginning October
                                          8,  1998,  to  holders of record as of
                                          the  last  day of the  calendar  month
                                          immediately   preceding  the  calendar
                                          month in which such  Distribution Date
                                          occurs  (the  "Record  Date")  of  the
                                          Class A  Certificates  (the  "Class  A
                                          Certificateholders,"   which  includes
                                          the  "Class  A-1  Certificateholders,"
                                          the  "Class  A-2  Certificateholders,"
                                          the  "Class  A-3  Certificateholders,"
                                          the "Class A-4 Certificateholders" and
                                          the "Class A-5 Certificateholders").

                                          Interest on the Class A-1 Certificates
                                          will be  calculated  on the basis of a
                                          360-day year and the actual  number of
                                          days  from the  previous  Distribution
                                          Date   through   the  day  before  the
                                          related  Distribution  Date or, in the
                                          case of the first  Distribution  Date,
                                          the  number of days  from the  Closing
                                          Date  through the day before the first
                                          Distribution  Date.  Interest  on  the
                                          Class A-2 Certificates,  the Class A-3
                                          Certificates,     the     Class    A-4
                                          Certificates   and   the   Class   A-5
                                          Certificates will be calculated on the
                                          basis of a 360-day year  consisting of
                                          twelve  30-day  months or, in the case
                                          of the first  Distribution  Date,  the
                                          number of days from the  Closing  Date
                                          through   the  day  before  the  first
                                          Distribution  Date (assuming the month
                                          of the Closing Date has 30 days).  See
                                          "Yield and Prepayment  Considerations"
                                          and  "The  Class  A  Certificates   --
                                          Distributions"   herein   .   "Monthly
                                          Interest"  for any  Distribution  Date
                                          will   equal  the  sum  of  Class  A-1
                                          Monthly  Interest,  Class A-2  Monthly
                                          Interest,  Class A-3 Monthly Interest,
                                          Class A-4 Monthly  Interest  and Class
                                          A-5 Monthly  Interest (each as defined
                                          below).  "Class A-1 Monthly  Interest"
                                          will   equal   (i)   for   the   first
                                          Distribution  Date, the product of the
                                          following:  (1/360th of the applicable
                                          pass-through  rate of  _____%  for the
                                          Class A-1 Certificates (the "Class A-1
                                          Pass-Through   Rate"))  multiplied  by
                                          (the  number of days from the  Closing
                                          Date  through the day before the first
                                          Distribution  Date) multiplied by (the
                                          aggregate     outstanding    principal
                                          balance of the Class A-1  Certificates
                                          (the "Class A-1 Certificate  Balance")
                                          at the  Closing  Date)  and (ii)  with
                                          respect     to     each     subsequent
                                          Distribution   Date,  the  product  of
                                          1/360th of the Class A-1  Pass-Through
                                          Rate,  the  number  of days  from  the
                                          previous Distribution Date through the
                                          day  before the  related  Distribution
                                          Date  and the  Class  A-1  Certificate
                                          Balance on the preceding  Distribution
                                          Date  (after   giving  effect  to  any
                                          distribution   of  Monthly   Principal
                                          required to be made on such  preceding
                                          Distribution Date).

                                          "Class A-2 Monthly  Interest,"  "Class
                                          A-3 Monthly  Interest"  and "Class A-4
                                          Monthly  Interest"  will equal (i) for
                                          the  first   Distribution   Date,  the
                                          product of the following: (one-twelfth
                                          of the applicable pass-through rate of
                                          _____% for the Class A-2  Certificates
                                          (the "Class A-2  Pass-Through  Rate"),
                                          the  applicable  pass-through  rate of
                                          _____% for the Class A-3  Certificates
                                          (the  "Class A-3  Pass-Through  Rate")
                                          and the applicable  pass-through  rate
                                          of   _____%    for   the   Class   A-4
                                          Certificates     (the    "Class    A-4
                                          Pass-Through  Rate"),  as the case may
                                          be)   multiplied  by  (the   aggregate
                                          outstanding  principal  balance of the
                                          Class A-2 Certificates,  the Class A-3
                                          Certificates   and   the   Class   A-4
                                          Certificates (respectively, the "Class
                                          A-2  Certificate  Balance," the "Class
                                          A-3   Certificate   Balance"  and  the
                                          "Class A-4 Certificate  Balance"),  as
                                          the case may be, at the Closing  Date)
                                          multiplied by (the number of days from
                                          the  Closing   Date  through  the  day
                                          before  the  first  Distribution  Date
                                          (assuming  the  month  of the  Closing
                                          Date has 30 days)  divided  by 30) and
                                          (ii) with  respect to each  subsequent
                                          Distribution   Date,  the  product  of
                                          one-twelfth    of   the    Class   A-2
                                          Pass-Through   Rate,   the  Class  A-3
                                          Pass-Through  Rate  or the  Class  A-4
                                          Pass-Through Rate, as the case may be,
                                          and the Class A-2 Certificate Balance,
                                          the Class A-3  Certificate  Balance or
                                          the Class A-4 Certificate  Balance, as
                                          the  case  may  be,  on the  preceding
                                          Distribution Date (after giving effect
                                          to   any   distribution   of   Monthly
                                          Principal  required to be made on such
                                          preceding Distribution Date).

                                          "Class  A-5  Monthly   Interest"  will
                                          equal (i) for the  first  Distribution
                                          Date,  the  product of the  following:
                                          (one-twelfth    of   the    applicable
                                          pass-through  rate of  _____%  for the
                                          Class A-5 Certificates (the "Class A-5
                                          Pass-Through   Rate"))  multiplied  by
                                          (the aggregate  outstanding  principal
                                          balance of the Class A-5  Certificates
                                          (the "Class A-5  Certificate  Balance"
                                          and   together   with  the  Class  A-1
                                          Certificate  Balance,  the  Class  A-2
                                          Certificate  Balance,  the  Class  A-3
                                          Certificate  Balance and the Class A-4
                                          Certificate  Balance, the "Certificate
                                          Balance")   at   the   Closing   Date)
                                          multiplied by (the number of days from
                                          the  Closing   Date  through  the  day
                                          before  the  first  Distribution  Date
                                          (assuming  the  month  of the  Closing
                                          Date has 30 days)  divided  by 30) and
                                          (ii) with  respect to each  subsequent
                                          Distribution   Date,  the  product  of
                                          one-twelfth    of   the    Class   A-5
                                          Pass-Through  Rate (as adjusted  after
                                          the  Clean-Up  Call  Date (as  defined
                                          below), if required) and the Class A-5
                                          Certificate  Balance on the  preceding
                                          Distribution Date (after giving effect
                                          to   any   distribution   of   Monthly
                                          Principal  required to be made on such
                                          preceding Distribution Date).

                                          Principal.  On each Distribution Date,
                                          the   Trustee   will   distribute   as
                                          principal     to    the     Class    A
                                          Certificateholders    in   a   maximum
                                          aggregate    amount   equal   to   the
                                          Certificate Balance as of the previous
                                          Distribution Date (after giving effect
                                          to  any   distributions   of   Monthly
                                          Principal  required to be made on such
                                          Distribution Date) (or, in the case of
                                          the first Distribution Date, as of the
                                          Closing   Date)  less  the   aggregate
                                          outstanding  principal  amount  of the
                                          Receivables  (the "Pool  Balance")  on
                                          the  last   day  of  the   immediately
                                          preceding   calendar  month  ("Monthly
                                          Principal"). Monthly Principal will be
                                          distributed  sequentially to the Class
                                          A  Certificateholders  as follows: (i)
                                          to the  Class  A-1  Certificateholders
                                          until  the   Class   A-1   Certificate
                                          Balance has been reduced to zero; (ii)
                                          to the  Class  A-2  Certificateholders
                                          until  the   Class   A-2   Certificate
                                          Balance  has  been  reduced  to  zero;
                                          (iii)     to     the     Class     A-3
                                          Certificateholders until the Class A-3
                                          Certificate  Balance has been  reduced
                                          to  zero;   (iv)  to  the   Class  A-4
                                          Certificateholders until the Class A-4
                                          Certificate  Balance has been  reduced
                                          to  zero  and  (v)  to the  Class  A-5
                                          Certificateholders until the Class A-5
                                          Certificate  Balance has been  reduced
                                          to zero (the  "Principal  Distribution
                                          Sequence").     For     purposes    of
                                          determining  Monthly  Principal,   the
                                          unpaid   principal    balance   of   a
                                          defaulted  Receivable  or a  purchased
                                          Receivable  will be  deemed to be zero
                                          on and after the date such  Receivable
                                          became  a  defaulted  Receivable  or a
                                          purchased   Receivable.    The   final
                                          scheduled  Distribution  Date  of  the
                                          Class A-1 Certificates will be October
                                          8,   1999   (the   "Class   A-1  Final
                                          Scheduled   Distribution  Date").  The
                                          final scheduled  Distribution  Date of
                                          the  Class  A-2  Certificates  will be
                                          October 9, 2001 (the  "Class A-2 Final
                                          Scheduled   Distribution  Date").  The
                                          final scheduled  Distribution  Date of
                                          the  Class  A-3  Certificates  will be
                                          January 8, 2003 (the  "Class A-3 Final
                                          Scheduled   Distribution  Date").  The
                                          final scheduled  Distribution  Date of
                                          the  Class  A-4  Certificates  will be
                                          March 8,  2004 (the  "Class  A-4 Final
                                          Scheduled   Distribution  Date").  The
                                          final scheduled  Distribution  Date of
                                          the Class A-5 Certificates will be May
                                          8,   2006   (the   "Class   A-5  Final
                                          Scheduled Distribution Date").

                                          No   Monthly    Principal    will   be
                                          distributed   (i)  to  the  Class  A-2
                                          Certificateholders until the Class A-1
                                          Certificate  Balance has been  reduced
                                          to  zero;   (ii)  to  the   Class  A-3
                                          Certificateholders until the Class A-2
                                          Certificate  Balance has been  reduced
                                          to  zero;   (iii)  to  the  Class  A-4
                                          Certificateholders until the Class A-3
                                          Certificate  Balance has been  reduced
                                          to  zero;  and (iv) to the  Class  A-5
                                          Certificateholders until the Class A-4
                                          Certificate  Balance has been  reduced
                                          to zero.  Since the rate of payment of
                                          principal  of each  class  of  Class A
                                          Certificates  depends upon the rate of
                                          payment   of   principal    (including
                                          prepayments) of the  Receivables,  the
                                          final  distribution in respect of each
                                          class  of Class A  Certificates  could
                                          occur  significantly  earlier than the
                                          respective       final       scheduled
                                          distribution dates.

Subordination;
Spread Account............................The   Depositor   will   establish  an
                                          account (the "Spread  Account") on the
                                          Closing  Date.  On  each  Distribution
                                          Date  thereafter,  the  Servicer  will
                                          deposit  into the Spread  Account  any
                                          amounts  remaining in the  Certificate
                                          Account after the payment on such date
                                          of all amounts  owing  pursuant to the
                                          Pooling and Servicing Agreement to the
                                          Class   A   Certificateholders,    the
                                          Insurer,  the Servicer for the monthly
                                          servicing  fee payable to the Servicer
                                          (the "Monthly  Servicing Fee") and any
                                          permitted reimbursement of outstanding
                                          Advances  (as defined  below).  In the
                                          event that Available Funds (as defined
                                          below)   are   insufficient   on   any
                                          Distribution   Date   prior   to   the
                                          termination   of  the   Trust   (after
                                          payment of the Monthly  Servicing Fee)
                                          to pay Monthly  Principal  and Monthly
                                          Interest     to    the     Class     A
                                          Certificateholders, draws will be made
                                          on the Spread Account to the extent of
                                          the balance thereof and, if necessary,
                                          the  Policy,  in the manner and to the
                                          extent  described  herein.  The Spread
                                          Account is solely  for the  benefit of
                                          the Class A Certificateholders and the
                                          Insurer.  In the event  the  amount on
                                          deposit in the Spread Account is zero,
                                          after  giving   effect  to  any  draws
                                          thereon for the benefit of the Class A
                                          Certificateholders,  and  there  is  a
                                          default   under   the   Policy,    any
                                          remaining  losses  on the  Receivables
                                          will be borne directly pro rata by all
                                          classes of Class A  Certificateholders
                                          (to the extent of the classes or class
                                          of  Class  A  Certificates  which  are
                                          outstanding   at   such   time),    as
                                          described  herein.  "Available  Funds"
                                          for  any  Distribution  Date  and  the
                                          related Collection Period will consist
                                          of all  payments  on  simple  interest
                                          Receivables   received   during   such
                                          Collection   Period,   the   scheduled
                                          payments  on  Precomputed  Receivables
                                          (as  defined  below)  received  during
                                          such Collection Period, the net amount
                                          to be transferred  to the  Certificate
                                          Account  in respect  of  payaheads  on
                                          Precomputed   Receivables   for   such
                                          Distribution  Date,  all  advances  of
                                          funds   in   respect   of   delinquent
                                          Receivables  made by the  Servicer for
                                          such   Collection   Period  (each,  an
                                          "Advance"),  liquidation  proceeds  in
                                          respect of defaulted  receivables  and
                                          the    purchase    amount    for   all
                                          Receivables  that UAC was  required to
                                          purchase    during    the    preceding
                                          Collection Period.

                                          "Precomputed  Receivables" are rule of
                                          78's Receivables (as opposed to simple
                                          interest  Receivables)  which  will be
                                          amortized   by  the  Trust  using  the
                                          actuarial   method.    The   Class   A
                                          Certificates  will be  senior in right
                                          and   interest   to   the   Class   IC
                                          Certificate.  The  Trustee  will first
                                          withdraw funds from the Spread Account
                                          on  each   Distribution  Date  to  the
                                          extent of any shortfall in the Monthly
                                          Servicing        Fee,        permitted
                                          reimbursements      of     outstanding
                                          Advances, Monthly Interest and Monthly
                                          Principal  as  described   above.  Any
                                          amount  on   deposit   in  the  Spread
                                          Account  on any  Distribution  Date in
                                          excess of the Required  Spread  Amount
                                          (as  defined  below)  after  all other
                                          required    deposits    thereto    and
                                          withdrawals  therefrom have been made,
                                          and  after  payment  therefrom  of all
                                          amounts  due  the  Insurer,   will  be
                                          distributed to the holder of the Class
                                          IC   Certificate    (the   "Class   IC
                                          Certificateholder"  and together  with
                                          the  Class A  Certificateholders,  the
                                          "Certificateholders").  Any  amount so
                                          distributed    to   the    Class    IC
                                          Certificateholder will no longer be an
                                          asset  of  the  Trust.   While  it  is
                                          intended that the amount on deposit in
                                          the  Spread  Account  will  grow  over
                                          time,  through the deposit  thereto of
                                          the excess collections, if any, on the
                                          Receivables,  to the  Required  Spread
                                          Amount, there can be no assurance that
                                          such growth will actually  occur.  The
                                          "Required  Spread Amount" with respect
                                          to any  Distribution  Date will  equal
                                          the  lesser  of  (i)  [1.25]%  of  the
                                          initial   Pool  Balance  or  (ii)  the
                                          Certificate Balance as of the previous
                                          Distribution Date (after giving effect
                                          to  all   distributions   to  Class  A
                                          Certificateholders  on such date).  If
                                          the  average  aggregate  yield  of the
                                          Receivables  pool in  excess of losses
                                          falls  below a  prescribed  level  set
                                          forth    in    the    Insurance    and
                                          Reimbursement Agreement,  entered into
                                          on or before  the  Closing  Date among
                                          the   Depositor,    Union   Acceptance
                                          Funding Corporation ("UAFC"),  UAC, in
                                          its   individual   capacity   and   as
                                          Servicer,   and   the   Insurer   (the
                                          "Insurance  Agreement")  the  Required
                                          Spread  Amount  will be  increased  to
                                          [4.75]% of the Pool Balance.  Upon and
                                          during the  continuance of an Event of
                                          Default  or  upon  the  occurrence  of
                                          certain other events  described in the
                                          Insurance      Agreement     generally
                                          involving a failure of  performance by
                                          the    Servicer    or    a    material
                                          misrepresentation made by the Servicer
                                          under  the   Pooling   and   Servicing
                                          Agreement or the Insurance  Agreement,
                                          the  Required  Spread  Amount shall be
                                          equal to the Policy Amount, as further
                                          described    below.    Under   certain
                                          circumstances,   the  Required  Spread
                                          Amount may be reduced.

The Policy .............................  The   Depositor    shall   obtain   an
                                          irrevocable   insurance   policy  (the
                                          "Policy")  issued by the  Insurer  (as
                                          specified  below)  for the  benefit of
                                          the  Trustee  on behalf of the Class A
                                          Certificateholders.  The Trustee shall
                                          draw on the  Policy in the event  that
                                          sufficient  funds  are  not  available
                                          (after    payment   of   the   Monthly
                                          Servicing  Fee and  after  withdrawals
                                          from  the  Spread  Account  to pay the
                                          Class  A  Certificateholders   on  any
                                          Distribution  Date in accordance  with
                                          the Pooling and  Servicing  Agreement)
                                          to  distribute  Monthly  Interest  and
                                          Monthly  Principal,  up to the  Policy
                                          Amount   (as   defined   below).    In
                                          addition,  the  Policy  will cover any
                                          amount  distributed  or required to be
                                          distributed  by the  Trust  to Class A
                                          Certificateholders  that is  sought to
                                          be recovered as a voidable  preference
                                          by a trustee in bankruptcy of UAC, the
                                          Depositor  or  UAFC  pursuant  to  the
                                          United  States   Bankruptcy  Code  (11
                                          U.S.C.), as amended from time to time,
                                          in    accordance    with    a    final
                                          nonappealable  order of a court having
                                          competent jurisdiction.

Policy Amount ............................The term  "Policy  Amount"  means with respect to any Distribution  Date: (x)
                                          the sum of (A) the  lesser  of (i) the
                                          Certificate   Balance   (after  giving
                                          effect   to   any    distribution   of
                                          Available    Funds   and   any   funds
                                          withdrawn  from the Spread  Account to
                                          pay   Monthly    Principal   on   such
                                          Distribution  Date)  and  (ii) the Net
                                          Principal  Policy  Amount,   plus  (B)
                                          Monthly Interest, plus (C) the Monthly
                                          Servicing Fee; less (y) all amounts on
                                          deposit in the Spread  Account on such
                                          Distribution Date (after giving effect
                                          to any funds withdrawn from the Spread
                                          Account to pay  Monthly  Principal  on
                                          such    Distribution    Date).    "Net
                                          Principal  Policy  Amount"  means  the
                                          Certificate  Balance  as of the  first
                                          Distribution  Date  minus all  amounts
                                          previously drawn on the Policy or from
                                          the  Spread  Account  with  respect to
                                          Monthly       Principal.

Insurer ...............................   MBIA Insurance Corporation.

Legal Investment    ..................... The  Class  A-1  Certificates  will be eligible  securities  for  purchase by
                                          money  market funds under Rule 2a-7 of
                                          the Investment Company Act of 1940, as
                                          amended.

Optional Sale  .........................  The Class IC Certificateholder has the
                                          right to cause the Trustee to sell all
                                          of the Receivables (referred to herein
                                          as an "Optional  Sale") as of the last
                                          day of any Collection  Period on which
                                          the Pool  Balance  is equal to or less
                                          than  10% of the  initial  Certificate
                                          Balance. The purchase price applicable
                                          to the Optional Sale shall be equal to
                                          the   fair   market   value   of   the
                                          Receivables (but not less than the sum
                                          of  (i)   100%   of  the   outstanding
                                          Certificate Balance,  (ii) accrued and
                                          unpaid  interest on such amount at the
                                          weighted  average  note  rates  of the
                                          Receivables less any payments received
                                          but  not   applied  to   interest   or
                                          principal  and (iii) any  amounts  due
                                          the Insurer).

Clean-Up Call Date......................  If the Class IC Certificateholder does not  exercise  its rights with respect
                                          to   the   Optional    Sale   on   the
                                          Distribution   Date   on   which   the
                                          Optional Sale was first permitted (the
                                          "Clean-Up  Call Date"),  the Class A-5
                                          Pass-Through Rate will be increased by
                                          0.50% after the Clean-Up Call Date.

Tax Status    ..........................  In the  opinion of special tax counsel to the  Depositor,  the Trust will not
                                          be treated as an  association  taxable
                                          as a  corporation  or  as a  "publicly
                                          traded   partnership"   taxable  as  a
                                          corporation.   The   Trustee  and  the
                                          Certificateholders will agree to treat
                                          the Trust as a partnership for federal
                                          income tax purposes, which will not be
                                          subject to  federal  income tax at the
                                          Trust level.

Ratings  ...............................  As a condition  to the issuance of the
                                          Class  A  Certificates,  the  Class  A
                                          Certificates  must  be  rated  in  the
                                          highest category by Moody's  Investors
                                          Service,  Inc.  and  Standard & Poor's
                                          Ratings  Services,  a division  of The
                                          McGraw-Hill  Companies,  Inc.  (each a
                                          "Rating Agency" and collectively,  the
                                          "Rating Agencies").  A security rating
                                          is not a  recommendation  to buy, sell
                                          or hold  securities and may be subject
                                          to revision or  withdrawal at any time
                                          by the assigning  rating  agency.  See
                                          "Risk Factors-- Certificate Rating."


ERISA Considerations  ..................  Subject    to    the    considerations
                                          discussed under "ERISA Considerations"
                                          in the  Prospectus  Supplement and the
                                          Prospectus,  the Class A  Certificates
                                          may  be  eligible   for   purchase  by
                                          employee   benefit  plans  subject  to
                                          Title  I of  the  Employee  Retirement
                                          Income   Security  Act  of  1974,   as
                                          amended  ("ERISA").  Any benefit  plan
                                          fiduciary  considering the purchase of
                                          a Class A  Certificate  should,  among
                                          other things, consult with experienced
                                          legal counsel in  determining  whether
                                          all  required   conditions   for  such
                                          purchase have been satisfied.

                                  RISK FACTORS

         Investors should carefully consider the information set forth below as well as the other investment considerations described in this Term Sheet.

Limited Liquidity

         There is currently no secondary market for the Class A Certificates. The Underwriters currently intend to make a market in the Class A Certificates, but are under no obligation to do so. There can be no assurance that a secondary market will develop or, if one does develop, that it will provide Class A Certificateholders with liquidity of investment or that it will continue for the life of the Class A Certificates.

Certificates Solely Obligations of the Trust

         The Class A Certificates are interests in the Trust only and do not represent the obligation of any other person. The Class A Certificateholders are senior in right and interest to the Class IC Certificateholder. The Trustee will withdraw funds from the Spread Account, up to the full balance of the funds on deposit in such account, only in the event that Available Funds are insufficient in accordance with the Pooling and Servicing Agreement to distribute Monthly Interest and Monthly Principal (after payment of the Monthly Servicing Fee). The amount on deposit in the Spread Account is intended to increase over time to an amount equal to the Required Spread Amount. There is no assurance that such growth will occur or that the balance in the Spread Account will always be sufficient to assure payment in full of Monthly Principal and Monthly Interest. If the amount on deposit in the Spread Account is reduced to zero after giving effect to all amounts to be deposited to and withdrawn from the Spread Account pursuant to the Pooling and Servicing Agreement, on any Distribution Date the Trustee will draw on the Policy, in an amount equal to the shortfall in respect of Monthly Interest and Monthly Principal, up to the Policy Amount. If the Spread Account is reduced to zero and there is a default under the Policy, the Trust will depend solely on current distributions on the Receivables to make distributions on the Class A Certificates and distributions on the Class A
Certificates may be made pro rata based on the amounts to which Class A Certificateholders of each class are entitled. See "The Receivables Pool -- Delinquencies, Repossessions and Net Losses."

Certificate Rating

         It is a condition of issuance of the Class A Certificates that the Class A Certificates be rated in the highest applicable category by the Rating Agencies. Such ratings will reflect only the views of the relevant rating agency. There is no assurance that any such rating will continue for any period of time or that it will not be revised or withdrawn entirely by such rating agency if, in its judgment, circumstances so warrant. A revision or withdrawal of such rating may have an adverse effect on the market price of the Class A Certificates. A security rating is not a recommendation to buy, sell or hold securities.

                             FORMATION OF THE TRUST


         The Depositor will establish the Trust by selling and assigning the Trust property, as described below, to the Trustee in exchange for the Class A Certificates. The Depositor will retain the Class IC Certificate. UAC will be responsible for servicing the Receivables pursuant to the Pooling and Servicing Agreement and will be compensated for acting as the Servicer. To facilitate servicing and to minimize administrative burden and expense, the Servicer will be appointed custodian of the Receivables by the Trustee, but will not stamp the Receivables to reflect the sale and assignment of the Receivables to the Trust or make any notation of the Trust's lien on the certificates of title of the Financed Vehicles. In the absence of such notation on the certificates of title, the Trustee may not have perfected security interests in the Financed Vehicles securing the Receivables. Under the terms of the Pooling and Servicing Agreement, UAC may delegate its duties as Servicer and custodian; however, any such delegation will not relieve UAC of its liability and responsibility with respect to such duties.

         The Depositor will establish the Spread Account for the benefit of the Class A Certificateholders and the Insurer and will obtain the Policy. Withdrawals from the Spread Account and, only after such withdrawals, draws on the Policy will be made in accordance with the Pooling and Servicing Agreement in the event that sufficient funds are not available (after payment of the Monthly Servicing Fee) to distribute Monthly Interest and Monthly Principal, up to the Policy Amount. If the Spread Account is exhausted and there is a default under the Policy, the Trust will look only to the Obligors on the Receivables and the proceeds from the repossession and sale of Financed Vehicles that secure defaulted Receivables for distributions of interest and principal on the Class A Certificates. In such event, certain factors, such as the Trustee's not having perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to Class A Certificateholders.

                              THE RECEIVABLES POOL

         The Receivables were selected from the portfolio of UAFC, for purchase by the Depositor by several criteria, including that each Receivable: (i) has an original number of payments of not more than 84 payments and not less than 12 payments (except that approximately 0.99% of the aggregate principal balance of the Receivables as of the Cutoff Date consist of contracts which have been amended or modified after origination to provide that the term from the time of origination to maturity may exceed 84 payments); (ii) has a remaining maturity of not more than 84 months and not less than three months; (iii) provides for level monthly payments that fully amortize the amount financed over the remaining term and (iv) has a contract rate of interest (a "Contract Rate") (exclusive of prepaid finance charges) of not less than 4.95%. The weighted average remaining maturity of the Receivables will be approximately 69 months as of the Cutoff Date.

         Approximately 2.61% of the aggregate principal balance of the Receivables as of the Cutoff Date were selected from the "non-prime" or "Tier II" portfolio of UAFC (the "Tier II Receivables"). See "-- Delinquencies, Repossessions and Net Losses."

         Approximately 98.10% of the aggregate principal balance of the Receivables as of the Cutoff Date are simple interest contracts which provide for equal monthly payments. Approximately 1.90% of the aggregate principal balance of the Receivables as of the Cutoff Date are Precomputed Receivables originated in the State of California. All of such Precomputed Receivables are rule of 78's receivables. Approximately 26.14% of the aggregate principal balance of the Receivables as of the Cutoff Date represent financing of new vehicles; the remainder of the Receivables represent financing of used vehicles.

         Receivables representing more than 10% of the aggregate principal balance of the Receivables as of the Cutoff Date were originated in metropolitan areas in the State of Texas. The performance of the Receivables in the aggregate could be adversely affected in particular by the development of adverse economic conditions in such metropolitan areas.

              Composition of the Receivables as of the Cutoff Date

                                                                                                     Weighted
                                                                   Aggregate          Original         Average
                                                   Number of        Principal         Principal       Contract
                                                  Receivables        Balance           Balance          Rate
                                                  -----------        -------           -------          ----
New Automobiles and Light-Duty Trucks............     4,646     $  82,281,930.80   $  91,111,263.98     11.89%
Used Automobiles and Light-Duty Trucks...........    18,419       237,291,296.38     255,450,175.27     13.14%
New Vans (1).....................................       452         9,570,031.25      10,644,778.80     11.73%
Used Vans (1)....................................     1,718        22,235,851.77      24,888,218.19     13.18%
                                                     ------      ---------------    ---------------     -----
All Receivables..................................    25,235      $351,379,110.20    $382,094,436.24     12.81%
                                                     ======      ===============    ===============     =====


                                                      Weighted       Weighted      Percent of
                                                       Average        Average       Aggregate
                                                      Remaining      Original   Principal
                                                       Term(2)        Term(2)    Balance(3)
                                                       -------        -------    ----------
New Automobiles and Light-Duty Trucks..........      73.6mos.        77.3mos.         23.42%
Used Automobiles and Light-Duty Trucks.........      67.1            69.7             67.53
New Vans (1)...................................      75.4            79.5              2.72
Used Vans (1)..................................      66.0            69.6              6.33
                                                     ----            ----            ------
All Receivables................................      68.8mos.        71.8mos.        100.00%
                                                     ====            ====            ======

----------
(1) References to vans include minivans and van conversions.
(2) Based on scheduled maturity and assuming no prepayments of the Receivables.
(3) Sum may not equal 100% due to rounding.

     Distribution of the Receivables by Remaining Term as of the Cutoff Date


                                                                 Percent                             Percent
                                                                of Total            Aggregate    of Aggregate
       Remaining                             Number of           Number of         Principal      Principal
      Term Range                             Receivables      Receivables (1)        Balance      Balance(1)
      ----------                             -----------      ---------------        -------      ----------
    1 to 12 months.......................         798             3.16%       $    1,649,455.44       0.47%
   13 to 24 months.......................       2,006             7.95             8,939,789.06       2.54
   25 to 36 months.......................         813             3.22             5,499,467.32       1.57
   37 to 48 months.......................       1,769             7.01            16,688,976.26       4.75
   49 to 60 months.......................       4,834            19.16            61,191,393.23      17.41
   61 to 72 months.......................       7,631            30.24           118,016,980.36      33.59
   73 to 84 months.......................       7,384            29.26           139,393,048.53      39.67
                                               ------           ------          ---------------     ------
             Total.......................      25,235           100.00%         $351,379,110.20     100.00%
                                               ======           ======          ===============     ======

------------
(1) Sum may not equal 100% due to rounding.

        Geographic Distribution of the Receivables as of the Cutoff Date



                                                                  Percent                            Percent
                                                                 of Total         Aggregate       of Aggregate
                                               Number of         Number of        Principal        Principal
State (1) (2)                                 Receivables     Receivables (3)     Balance          Balance (3)
-------------                                 -----------     ---------------     -------          -----------
Arizona.................................         1,076             4.26%       $14,930,514.49         4.25%
California..............................         1,864             7.39         28,430,585.38         8.09
Colorado................................           442             1.75          5,040,771.04         1.43
Florida.................................         1,830             7.25         26,400,431.09         7.51
Georgia.................................           863             3.42         13,484,418.49         3.84
Idaho...................................            35             0.14            573,212.08         0.16
Illinois................................         1,537             6.09         21,613,595.97         6.15
Indiana.................................         1,006             3.99         10,612,570.62         3.02
Iowa ...................................           721             2.86         10,351,735.65         2.95
Kansas..................................           285             1.13          3,760,700.27         1.07
Kentucky................................           206             0.82          3,024,336.57         0.86
Maryland................................           315             1.25          4,764,692.87         1.36
Massachussetts..........................           362             1.43          5,693,171.15         1.62
Michigan................................           460             1.82          6,935,258.05         1.97
Minnesota...............................           545             2.16          7,776,807.83         2.21
Missouri................................           641             2.54          7,042,353.02         2.00
Nebraska................................           168             0.67          2,407,863.97         0.69
Nevada..................................            98             0.39          1,550,661.38         0.44
New Mexico..............................            84             0.33          1,228,778.53         0.35
North Carolina..........................         2,484             9.84         35,006,388.87         9.96
Ohio ..................................          1,854             7.35         21,446,391.47         6.10
Oklahoma................................         1,201             4.76         13,653,223.14         3.89
Oregon..................................           118             0.47          2,029,651.04         0.58
Pennsylvania............................           175             0.69          2,606,400.53         0.74
South Carolina..........................           834             3.30         12,873,997.83         3.66
South Dakota............................             7             0.03            104,944.23         0.03
Tennessee...............................           657             2.60         10,608,427.75         3.02
Texas...................................         3,289            13.03         47,192,004.96        13.43
Utah ...................................           216             0.86          3,452,973.57         0.98
Virginia................................         1,406             5.57         19,997,778.77         5.69
Washington..............................           123             0.49          2,243,207.52         0.64
Wisconsin...............................           333             1.32          4,541,262.07         1.29
                                                ------           ------       ---------------       ------
Total...................................        25,235           100.00%      $351,379,110.20       100.00%
                                                ======           ======       ===============       ======


(1) Based on address of the Dealer selling the related Financed Vehicle.

(2) Receivables originated in Ohio were solicited by Dealers for direct financing by UAC or the Predecessor. All other Receivables were originated by Dealers and purchased from such Dealers by UAC or the Predecessor.

(3) Sum may not equal 100% due to rounding.

                     Distribution of Receivables by Financed
                    Vehicle Model Year as of the Cutoff Date

                                                                  Percent                            Percent
                                                                 of Total         Aggregate       of Aggregate
   Model                                       Number of         Number of        Principal        Principal
   Year                                       Receivables     Receivables(1)      Balance          Balance(1)
   ----                                       -----------     --------------      -------          ----------
   1984 and earlier.....................             6             0.02% $          44,091.85         0.01%
   1985.................................            10             0.04             56,536.73         0.02
   1986.................................            13             0.05             72,405.03         0.02
   1987.................................            35             0.14            180,946.30         0.05
   1988.................................            73             0.29            395,085.25         0.11
   1989.................................           282             1.12          1,161,627.46         0.33
   1990.................................           748             2.96          4,154,903.60         1.18
   1991.................................         1,180             4.68          7,408,786.82         2.11
   1992.................................         1,806             7.16         14,580,395.06         4.15
   1993.................................         2,783            11.03         26,447,512.19         7.53
   1994.................................         3,508            13.90         40,019,048.40        11.39
   1995.................................         4,064            16.10         59,439,707.80        16.92
   1996.................................         3,142            12.45         51,064,457.83        14.53
   1997.................................         3,009            11.92         52,535,660.70        14.95
   1998.................................         4,370            17.32         88,800,679.93        25.27
   1999.................................           206             0.82          5,017,265.25         1.43
                                                ------           ------       ---------------       ------
     Total..............................        25,235           100.00%      $351,379,110.20       100.00%
                                                ======           ======       ===============       ======

------------
(1) Sum may not equal 100% due to rounding.

     Distribution of the Receivables by Contract Rate as of the Cutoff Date

                                                                  Percent                            Percent
                                                                 of Total         Aggregate       of Aggregate
                                               Number of         Number of        Principal        Principal
Contract Rate Range                           Receivables     Receivables(1)      Balance          Balance(1)
-------------------                           -----------     --------------      -------          ----------
    Less than 7.000%......................          126             0.50%    $   1,083,340.89         0.31%
  7.000 to    7.999%......................          288             1.14         3,103,921.79         0.88
  8.000 to    8.999%......................          771             3.06         8,389,543.51         2.39
  9.000 to    9.999%......................        1,464             5.80        17,552,809.55         5.00
 10.000 to   10.999%......................        2,610            10.34        36,251,253.39        10.32
 11.000 to   11.999%......................        3,847            15.24        58,064,942.07        16.52
 12.000 to   12.999%......................        5,513            21.85        82,558,872.53        23.50
 13.000 to   13.999%......................        4,572            18.12        65,388,961.97        18.61
 14.000 to   14.999%......................        2,679            10.62        36,607,751.91        10.42
 15.000 to   15.999%......................        1,302             5.16        16,453,202.03         4.68
 16.000 to   16.999%......................          764             3.03        10,303,889.51         2.93
 17.000 to   17.999%......................          399             1.58         5,228,041.40         1.49
 18.000 to   18.999%......................          650             2.58         7,897,347.42         2.25
 19.000 to   19.999%......................           65             0.26           688,812.54         0.20
 20.000 to   20.999%......................           62             0.25           642,692.79         0.18
 21.000 to   21.999%......................           98             0.39           953,525.12         0.27
 22.000 to   22.999%......................            8             0.03            79,908.32         0.02
 23.000 to   23.999%......................            1             0.00             8,954.72         0.00
 24.000 to   24.999%......................            5             0.02            34,113.14         0.01
 25.000 to   25.999%......................           10             0.04            81,449.99         0.02
 26.000 to   26.999%......................            1             0.00             5,775.61         0.00
                                                 ------           ------      ---------------       ------
               Total......................       25,235           100.00%     $351,379,110.20       100.00%
                                                 ======           ======      ===============       ======


(1) Sum may not equal 100% due to rounding.

Delinquencies, Repossessions and Net Losses

         Set forth below is certain information concerning the experience of UAC and the Predecessor (as defined herein) pertaining to delinquencies, repossessions, and net losses on its prime fixed rate retail automobile, light truck and van receivables serviced by UAC and the Predecessor. There can be no assurance that the delinquency, repossession, and net loss experience on the Receivables will be comparable to that set forth below.

                         Delinquency Experience (1) (2)
                                       At June 30,                   At December 31,        At March 31,           At June 30,
                                 1996             1997                    1997                  1998                  1998
                         -------------------  ------------------  -------------------  -------------------   ----------------------
                                                                 (Dollars in thousands)
                          Number of            Number of           Number of            Number of             Number of
                         Receivables  Amount  Receivables Amount  Receivables  Amount  Receivables  Amount   Receivables   Amount
                         -----------  ------  ----------- ------  -----------  ------  -----------  ------   -----------   ------
Servicing portfolio....... 147,722 $1,548,538  173,693 $1,860,272  179,962  $1,920,930   181,026 $1,929,151    184,003   $1,978,920
                           ------- ----------  ------- ----------  -------  ----------   ------- ----------    -------   ----------
Delinquencies
   30-59 days.............   1,602 $   17,030    2,487 $   27,373   3,954$      41,778     3,426  $  35,449      3,179   $   32,967
   60-89 days.............     694      7,629    1,646     18,931    2,274      25,933     1,923     21,818      1,907       20,819
   90 days or more........     333      3,811      723      8,826      688       8,048       623      7,088        657        6,993
                           ------- ----------  ------- ----------  -------  ----------   ------- ----------    -------   ----------
Total delinquencies.......   2,629   $ 28,470    4,856  $  55,130    6,916   $  75,759     5,972  $  64,355      5,743   $   60,779
                           ======= ==========  ======= ==========  =======  ==========   ======= ==========    =======   ==========
Total delinquencies as a
   percent of servicing
     portfolio............    1.78%      1.84%    2.80%      2.96%     3.84%      3.94%     3.30%      3.34%      3.12%        3.07%

                                                    Credit Loss Experience (1) (2)

                                     Year ended June 30,            Three Months Ended     Three Months Ended
                                 1996                1997          December 31, 1997 (6)   March 31, 1998 (6)
                         -------------------  ------------------- ---------------------- -----------------------
                                                      (Dollars in thousands)
                          Number of            Number of             Number of            Number of
                         Receivables  Amount  Receivables  Amount   Receivables  Amount  Receivables  Amount
                         -----------  ------  -----------  ------   -----------  ------  -----------  ------
Avg. servicing
  portfolio(3)...........  132,363  $1,343,770  164,858  $1,759,666   179,334  $1,916,778    180,631  $1,924,930

Gross charge-offs.........   3,663  $  40,815     6,280  $   70,830     1,977  $   22,373     1,886   $   20,767
Recoveries (4)............             19,543                28,511                 8,527                  8,186
                                    ---------            ----------            ----------             ----------
Net losses................          $  21,272            $   42,319            $   13,846             $   12,581
                                    =========            ==========            ==========             ==========
Gross charge-offs as a % of
   avg. servicing
   portfolio(5)...........    2.77%      3.04%     3.81%       4.03%     4.41%       4.67%     4.18%        4.32%
Recoveries as a % of gross
   charge-offs............              47.88%                40.25%                38.11%                 39.42%
Net losses as a % of avg.
   servicing portfolio(5).               1.58%                 2.40%                 2.89%                   2.61%


                            Three Months Ended         Year Ended
                             June 30, 1998 (6)        June 30, 1998
                          ---------------------   ----------------------
                            Number of               Number of
                          Receivables   Amount    Receivables   Amount
                          -----------   ------    -----------   ------
Avg. servicing
  portfolio(3)...........     183,402  $1,968,595    179,822   $1,922,977

Gross charge-offs.........      1,992  $   21,129      7,909   $   87,325
Recoveries (4)............                  8,698                  33,546
                                       ----------              ----------
Net losses................             $   12,431              $   53,779
                                       ==========              ==========
Gross charge-offs as a % of
   avg. servicing
   portfolio(5)...........      4.34%        4.29%      4.40%        4.54%
Recoveries as a % of gross
   charge-offs............                  41.17%                  38.41%
Net losses as a % of avg.
   servicing portfolio(5).                   2.53%                   2.80%

(1) There is generally no recourse to Dealers under any of the receivables in the portfolio serviced by UAC or the Predecessor, except to the extent of representations and warranties made by Dealers in connection with such receivables.

(2) The delinquency experience and credit loss experience of the Tier II Receivables are not included herein but are described on the following page.

(3) Equals the monthly arithmetic average, and includes receivables sold in prior securitization transactions.

(4) Recoveries include recoveries on receivables previously charged off, cash recoveries and unsold repossessed assets carried at fair market value.

(5) Variation in the size of the portfolio serviced by UAC will affect the percentages in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio."

(6) Percentages are annualized in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio" for partial years.

         UAC continues to see steady improvement in delinquency and credit loss trends as demonstrated by the last three quarters. UAC attributes the improvement to strategic efforts made by its origination department in originating loans and its collection department in collecting delinquent accounts. The efforts in the origination department include implementing tighter credit standards beginning in March 1997, developing quality control screens that rank potential obligors by predetermined debt and income ratios in addition to credit scores and growing the portfolio with quality obligors through dealer development and dealer expansion. The collection department's efforts include restructuring the collectors to form specialized sub-departments of collectors for auxiliary functions such as skip tracing and high risk accounts, initiating collection calls earlier in the delinquency process through the use of a power dialer, targeting higher risk obligors through the use of sophisticated credit scoring and increasing collection efforts on charged-off accounts.

         As indicated by the foregoing delinquency experience table, delinquency rates on the prime auto portfolio based upon outstanding loan balances of accounts 30 days past due and over decreased to 3.07% at June 30, 1998, compared to 3.34%, 3.94% and 4.33% at March 31, 1998, December 31, 1997, and September 30, 1997, respectively. However, the delinquency rate at June 30, 1998, has increased slightly from 2.96% at June 30, 1997, for UAC's prime servicing portfolio. The decreased delinquency since September 30, 1997, is primarily attributed to the factors discussed in the foregoing paragraph.

         As indicated in the foregoing credit loss experience table, net credit losses on the prime auto portfolio totaled approximately $53.8 million for the year ended June 30, 1998, or 2.80% of the average servicing portfolio, while net credit losses for the quarter ended June 30, 1998, were 2.53% (annualized) compared to 2.61% (annualized), 2.89% (annualized) and 3.17% (annualized) for the quarters ended March 31, 1998, December 31, 1997, and September 30, 1997, respectively, and 2.40% for the year ended June 30, 1997. Decreased credit losses since September 30, 1997, are primarily a result of strategic efforts made by UAC as described above and due to improvements in recovery rates.

         Recoveries have shown gradual improvements over the last three quarters which contributed to the improvement in credit losses. Recoveries as a percentage of gross charge-offs improved to 41.17% for the quarter ended June 30, 1998, from 39.42%, 38.11% and 35.28% for the quarters ended March 31, 1998,
December 31, 1997, and September 30, 1997, respectively. Although recovery rates showed signs of improvement during the past three quarters, UAC continues to look for ways to improve recovery rates, including more diligently monitoring and expanding the repossession and remarketing operations.

         UAC's non-prime lending began in 1994 and was replaced by UAC's "Tier II" lending on March 1, 1998. The majority of the Tier II Receivables were originated under UAC's Tier II lending from applications that did not qualify for credit under UAC's "Tier I" lending. Although it is too early to determine actual trends with respect to delinquency and credit losses of the Tier II Receivables, UAC believes that the rate of delinquency and credit loss associated with the Tier II Receivables will more closely follow the experience of UAC's non-prime portfolio rather than the prime or Tier I portfolio which is set forth on the preceding page. At June 30, 1998, UAC's non-prime servicing portfolio consisted of approximately $66.9 million in loans and had a delinquency rate based upon outstanding loan balances of accounts 30 days past due and over of 8.29% compared to 6.18% at June 30, 1997. For the years ended June 30, 1998, and 1997, the credit losses on the non-prime portfolio were 7.67% and 5.18% of the average non-prime servicing portfolio, respectively. As the Tier II Receivables account for approximately 2.61% of the Receivables as of the Cutoff Date, UAC believes that the credit quality of the Tier II Receivables will not affect the credit quality of the Receivables as a whole in a materially adverse manner.

         UAC's expectations with respect to delinquency and credit loss trends constitute forward-looking statements and are subject to important factors that could cause actual results to differ materially from those projected by UAC. Such factors include, but are not limited to, general economic factors affecting obligors' abilities to make timely payments on their indebtedness such as employment status, rates of consumer bankruptcy, consumer debt levels generally and the interest rates applicable thereto. In addition, credit losses are affected by UAC's ability to realize on recoveries of repossessed vehicles, including, but not limited to, the market for used cars at any given time.

                       YIELD AND PREPAYMENT CONSIDERATIONS

         Monthly Interest will be distributed to Class A Certificateholders on each Distribution Date to the extent of the pass-through rate applied to the applicable Certificate Balance as of the preceding Distribution Date or the Closing Date, as applicable (after giving effect to distributions of principal on such preceding Distribution Date). In the event of a full or partial prepayment on a Receivable, Class A Certificateholders will receive interest for the full month of such prepayment either (i) through the distribution of interest paid on the Receivables, (ii) from a withdrawal from the Spread Account, (iii) by an Advance by the Servicer or (iv) by a draw on the Policy.

         Although the Receivables will have different Contract Rates, each Receivable's Contract Rate generally will exceed the sum of (a) the weighted average of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class A-3 Pass-Through Rate, the Class A-4 Pass-Through Rate and the Class A-5 Pass-Through Rate, (b) the per annum rate used to calculate the fee payable to the Insurer in respect of the Policy and (c) the per annum rate used to calculate the Monthly Servicing Fee. The Contract Rate on a small percentage of the Receivables, however, will be less than the foregoing sum. Disproportionate rates of prepayments between Receivables with higher and lower Contract Rates could affect the ability of the Trust to distribute Monthly Interest to Class A Certificateholders.

                              THE DEPOSITOR AND UAC

         UAC currently acquires loans from over 3,500 manufacturer franchised automobile dealerships in 32 states. UAC is an Indiana corporation, formed in December 1993 by UAC's predecessor, Union Federal Savings Bank of Indianapolis (the "Predecessor"), to succeed to the Predecessor's indirect automobile finance business, which the Predecessor had operated since 1986. UAC began purchasing and originating receivables in April 1994. For the fiscal years ended June 30, 1995, 1996, 1997, and 1998, UAC and/or the Predecessor acquired prime loans aggregating $767 million, $995 million, $1,076 million and $945 million, respectively, representing annual increases of 30%, 8% and an annual decrease of 12%, respectively. Of the $2.0 billion of loans in the servicing portfolio of UAC (consisting of the principal balance of loans held for sale and securitized loans) at June 30, 1998, approximately 76% represented loans on used cars and approximately 24% represented loans on new cars.

                                   THE INSURER

         MBIA Insurance Corporation (the "Insurer") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         Effective February 17, 1998, the Company acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC") through a merger with its parent CapMAC Holdings Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to the Insurer. The Company is not obligated to pay the debts of or claims against CMAC.

         The consolidated financial statements of the Insurer, a wholly owned subsidiary of the Company, and its subsidiaries as of December 31, 1997, and December 31, 1996, and for each of the three years in the period ended December 31, 1997, prepared in accordance with generally accepted accounting principles ("GAAP"), included in the Annual Report on Form 10-K of the Company for the year ended December 31, 1997, and the consolidated financial statements of the Insurer and its subsidiaries of June 30, 1998, and for the six month periods ending June 30, 1998, and June 30, 1997, included in the Quarterly Report on Form 10-Q of the Company for the period ending June 30, 1998, are hereby incorporated by reference into this Term Sheet and shall be deemed to be a part hereof. Any statement contained in a document incorporated by reference herein shall be modified or superseded for purposes of this Term Sheet to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Term Sheet.

         All financial statements of the Insurer and its subsidiaries included in documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Term Sheet and prior to the termination of the offering of the Class A Certificates shall be deemed to be incorporated by reference into this Term Sheet and to be a part hereof from the respective dates of filing such documents.

         The tables below present selected financial information of the Insurer determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities ("SAP") as well as GAAP:

                                                      SAP
                                     -----------------------------------------
                                     December 31                     June 30
                                        1997                           1998
                                     -----------                   -----------
                                      (Audited)                    (Unaudited)
                                                 (in millions)
         Admitted Assets               $5,256                        $6,048
         Liabilities                    3,496                         3,962
         Capital and Surplus            1,760                         2,086

                                                     GAAP
                                     -----------------------------------------
                                     December 31                     June 30
                                        1997                           1998
                                     -----------                   -----------
                                      (Audited)                    (Unaudited)
                                                 (in millions)
         Assets                        $5,988                        $6,794
         Liabilities                    2,624                         2,977
         Shareholder's Equity           3,364                         3,817

         Copies of the financial statements of the Insurer incorporated by reference herein and copies of the Insurer's 1997 year end audited financial statements prepared in accordance with SAP are available, without charge, from the Insurer. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

         The Insurer does not accept any responsibility for the accuracy or completeness of this Term Sheet or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the Insurer set forth under the heading "The Insurer." Additionally, the Insurer makes no representation regarding the Class A Certificates or the advisability of investing in the Class A Certificates.

         The Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         Moody's Investors Service, Inc. rates the claims paying ability of the Insurer "Aaa."

         Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. rates the claims paying ability of the Insurer "AAA."

         Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates the claims paying ability of the Insurer "AAA."

         Each rating of the Insurer should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the Insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

         The above ratings are not recommendations to buy, sell or hold the securities, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the securities. The Insurer does not guaranty the market price of the securities nor does it guaranty that the ratings on the securities will not be revised or withdrawn.

                            THE CLASS A CERTIFICATES

         The Class A Certificates will be issued pursuant to the Pooling and Servicing Agreement. Copies of the Pooling and Servicing Agreement (without exhibits) may be obtained by Class A Certificateholders upon request in writing to the Servicer. Citations to the relevant sections of the Pooling and Servicing Agreement appear below in parentheses. The following summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Pooling and Servicing Agreement.

Distributions

         In general, it is intended that the Trustee distribute to the Class A Certificateholders on each Distribution Date beginning October 8, 1998, the aggregate principal payments, including full and partial prepayments (except certain prepayments in respect of Precomputed Receivables), received on the Receivables during the related Collection Period, plus Monthly Interest. Principal to be distributed to the Class A Certificateholders will be allocated on the basis of the Principal Distribution Sequence. (Section 9.04.) Monthly Interest and Monthly Principal may be provided by a payment made by or on behalf of the Obligor, by an Advance made by the Servicer to cover interest due on a defaulted Receivable or by a withdrawal from the Spread Account. Monthly Interest and Monthly Principal may be provided by a draw on the Policy if there are not sufficient funds (after payment of the Monthly Servicing Fee, permitted reimbursements of outstanding Advances, and after giving effect to any withdrawals from the Spread Account for the benefit of the Class A Certificateholders) to pay Monthly Interest and Monthly Principal. Draws on the Policy to pay Monthly Interest and Monthly Principal will be limited to the Policy Amount.





                               [End of Term Sheet]